UNITED STATES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

1-232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (704) 382-3853	31-0240030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On May 29, 2014, Duke Energy Ohio, Inc. (the “Company”) filed an application for approval of an Electric Security Plan (“ESP”) with the Public Utilities Commission of Ohio (the “PUCO”) to replace the Company’s current ESP which was approved by the PUCO in November 2011 and has a term ending May 31, 2015.  If approved by the PUCO, the term of the new ESP would be from June 1, 2015 to May 31, 2018.

Key terms of the ESP application include:

•                  Continuation of market-based customer rates through a competitive auction process for generation;

•                  New, non-bypassable distribution riders for capital investments and major storm costs; and

•                  A new, non-bypassable price stabilization rider to utilize the Company’s 9 percent interest in Ohio Valley Electric Corporation as a partial hedge against the impact of volatile market prices to customers.

By statute, the PUCO has 275 days to issue a ruling on the application.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 30, 2014	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer and Corporate Secretary

DUKE ENERGY OHIO, INC.

Date: May 30, 2014	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President and Chief Legal Officer